UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 9, 2006
                              (February 8, 2006)

                           THE TOWN AND COUNTRY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                        001-12056             52-6613091
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(State or other jurisdiction of          (Commission          (IRS Employer
           incorporation)                File Number)      Identification No.)


               300 East Lombard Street
                      Baltimore, MD                               21202
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (410) 539-7600
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

         On February 9, 2006, the Town and Country Trust (the "Trust") issued a press release announcing that it had received on February 8, 2006 a revised definitive offer from Oriole Partnership to acquire the Trust for $39.50 per share or limited partnership unit of the Trust's operating partnership, plus a pro-rata payment in respect of the Trust dividends as contemplated by the existing agreement and plan of merger, dated December 19, 2005, among the Trust, The TC Operating Limited Partnership, Magazine Acquisition GP LLC, Magazine Acquisition LP and Magazine Acquisition LLC (collectively, "Magazine Acquisition"). The revised definitive offer replaces Oriole Partnership's previous definitive proposal which the Trust received on February 4, 2006, and will remain open for acceptance by the Trust until 10:00 a.m. on Tuesday, February 14, 2006.


         Additionally, the Trust announced that prior to receiving the revised Oriole Partnership offer it had received a proposal from Magazine Acquisition to increase to $39.00 per share or limited partnership unit of the Trust's operating partnership, plus a pro-rata payment in respect of the Trust dividends as payable under the Trust's existing merger agreement with Magazine Acquisition.

         The Trust also announced that its Board of Trustees has determined that Oriole Partnership's revised definitive offer of $39.50 per share is a superior transaction to the merger contemplated by the Trust's merger agreement with Magazine Acquisition.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          99.1                Press Release, dated February 9, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE TOWN AND COUNTRY TRUST



                                            By:   /s/ Alan W. Lasker
                                                ____________________________
                                            Name:  Alan W. Lasker
                                            Title:  Chief Financial Officer



Date:  February 9, 2006


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                                 EXHIBIT INDEX

Exhibit No.                Document

       99.1                Press Release, dated February 9, 2006